UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

Entera Bio Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Israel	001-38556	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Kiryat Hadassah, Minrav Building – Fifth Floor, Jerusalem, Israel 9112002
(Address of principal executive offices) (Zip Code)

+972-2-532-7151
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value of NIS 0.0000769	ENTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting (as defined in Item 5.07 to this Current Report on Form 8-K) of Entera Bio Ltd., a company formed under the laws of the State of Israel (the “Company”), the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”) to increase the number of ordinary shares, par value of NIS 0.0000769, of the Company (“Ordinary Shares”) issuable thereunder by a one-time amount of 2,500,000 Ordinary Shares. The material terms of the 2018 Equity Incentive Plan have been previously reported by the Company and may be found under Proposal 7, contained in the Company’s Definitive Proxy statement on Schedule 14A (the “Proxy Statement”) previously filed with the Securities and Exchange Commission (the “Commission”) on June 3, 2026.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s shareholders approved an amendment (the “Articles Amendment”) to the Company’s Amended and Restated Articles of Association (as amended, the “Articles”) to increase the number of authorized Ordinary Shares from 140,010,000 to 350,000,000. The Articles Amendment became effective upon approval by the Company’s shareholders at the Annual Meeting. The foregoing description of the Amendment is only a summary and is qualified in its entirety by the full text of the Articles, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2026 Annual Meeting of Shareholders on July 14, 2026 (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1a: Election of Sean Ellis to the Board of Directors of the Company as a Class III director for a three-year term to hold office until the Company’s 2029 Annual Meeting of Shareholders:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,614,671	402,255	672	13,491,120

Proposal 1b: Election of Steven D. Rubin to the Board of Directors of the Company as a Class III director for a three-year term to hold office until the Company’s 2029 Annual Meeting of Shareholders:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,126,188	890,738	672	13,491,120

Proposal 1c: Election of Geno H. Germano to the Board of Directors of the Company as a Class III director for a three-year term to hold office until the Company’s 2029 Annual Meeting of Shareholders:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,888,019	128,907	672	13,491,120

Proposal 2: Approval of the amended compensation terms for the Company’s non-executive directors, as described in the Proxy Statement:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,561,138	323,906	132,554	13,491,120

Proposal 3: Approval of share-based compensation, as described in the Proxy Statement, relating to Mr. Steven D. Rubin, a Director of the Company:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,386,526	495,177	135,895	13,491,120

Proposal 4: Approval of share-based compensation, as described in the Proxy Statement, relating to Mr. Geno J. Germano, the Chairman of the Company’s Board of Directors:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,439,576	440,127	137,895	13,491,120

Proposal 5: Approval of a one-time grant of compensation, as described in the Proxy Statement, to Mr. Sean Ellis, a Director of the Company:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,439,213	440,866	137,519	13,491,120

Proposal 6: Approval of a one-time grant of compensation, as described in the Proxy Statement, to Ms. Miranda Toledano, the Company’s Chief Executive Officer and a Director:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,413,064	466,124	138,410	13,491,120

Proposal 7: Approval of an amendment to the 2018 Equity Incentive Plan to increase the number of Ordinary Shares issuable thereunder by a one-time amount of 2,500,000:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
10,824,437	1,052,206	140,955	13,491,120

Proposal 8: Approval of the Articles Amendment to effect an increase in the Company’s authorized share capital:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
24,517,240	837,101	154,377	0

Proposal 9: Approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers, as described in the Proxy Statement:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,681,716	192,384	143,498	13,491,120

Proposal 10: Approval of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2026, and authorization of the Company’s Board of Directors, or the Audit Committee, if authorized by the Board of Directors, to determine the compensation of the auditors in accordance with the volume and nature of their services, as described in the Proxy Statement:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
25,469,339	34,029	5,350	0

No other matters were considered or voted upon at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

3.1	Amended and Restated Articles of Association
10.1*	Amendment to 2018 Entera Bio Ltd. Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERA BIO LTD.

Date: July 16, 2026	By:	/s/ Miranda Toledano
Name: Miranda Toledano Title: Chief Executive Officer